UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

JAGUAR ANIMAL HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On November 22, 2016, Jaguar Animal Health, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) pursuant to which it agreed to sell to the Investors an aggregate of 1,666,668 shares of the Company’s common stock (“Shares”), par value $0.0001 per share (the “Common Stock”), at a purchase price of $0.60 per share for total gross proceeds of approximately $1.0 million. Pursuant to the Purchase Agreement, the Company also agreed to issue and sell to the Investors (i) warrants to purchase up to an aggregate of 1,666,668 shares of Common Stock, at an exercise price of $0.75 per share (the “Series A Warrants”), (ii) warrants to purchase up to an aggregate 1,666,668 shares of Common Stock, at an exercise price of $0.90 per share (the “Series B Warrants”), and (iii) warrants to purchase up to an aggregate 1,666,668 shares of Common Stock, at an exercise price of $1.00 per share (the “Series C Warrants” and together with the Series A Warrants and the Series B Warrants, the “Warrants”). The Warrants are not exercisable until six months after the date of issuance. From that initial exercisable date, the Series A Warrants will have a term of 5 years, the Series B Warrants will have a term of 6 months, and the Series C Warrants will have a term of 1 year. The potential gross proceeds from the Warrants, if fully exercised on a cash basis, will be approximately $4.4 million.

The Warrants contain limitations that prevent the holder thereof from acquiring shares upon exercise of a Warrant that would result in the number of shares beneficially owned by it and its affiliates exceeding 4.99%, or 9.99% upon notice to the Company, of the total number of shares of the Company’s Common Stock then issued and outstanding.

The closing is expected to take place on or about November 29, 2016, subject to the satisfaction of customary closing conditions. Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC (the “placement agent”), served as the exclusive placement agent for the offering. The Company has agreed to pay the placement agent an aggregate fee equal to 8.0% of the gross proceeds received by the Company from the sale of the securities in the transaction. The Company also agreed to grant to the placement agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 133,333 shares of Common Stock with same terms as the Series A Warrants, except that the Placement Agent Warrants have an exercise price equal to $0.75. The Company will also pay the placement agent a reimbursement for legal fees and expenses of the placement agent of up to $65,000.

The securities described above were offered and will be sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

In connection with the transactions described above, the Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company agreed to register the shares of Common Stock acquired from the Company (including upon any exercise of Warrants). The Company is required to file a registration statement for the resale of such securities within 10 business days following the pricing date and to use its commercially reasonable efforts to cause each such registration statement to be declared effective no later than 60 days following the pricing date (or 90 days following pricing date, if the Securities and Exchange Commission determines to review the registration statement). The Company may incur liquidated damages if it does not meet certain deadlines with respect to its registration obligations under the Registration Rights Agreement or if certain other events occur. The Company also agreed to other customary obligations regarding registration, including indemnification and maintenance of the effectiveness of the registration statement.

The forms of Purchase Agreement, Registration Rights Agreement, Series A Warrants, Series B Warrants, Series C Warrants and Placement Agent Warrants are filed as Exhibits 10.1, 10.2, 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K, and such documents are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Purchase Agreement, the Registration Rights Agreement and the Warrants, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 3.02                   Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 8.01                   Other Events.

On November 23, 2016, the Company issued a press release announcing the offering described in Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this Current Report on Form 8-K. The information available at our internet address is not part of this Current Report on Form 8-K or any other report filed by us with the Securities and Exchange Commission.

Disclaimer on Forward-looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934.  These include statements regarding the proposed offering, the expected gross proceeds and the expected closing date of the offering. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements speak only as of the date of this release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01                Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
4.1	Form of Series A Warrant.
4.2	Form of Series B Warrant.
4.3	Form of Series C Warrant.
4.4	Form of Placement Agent Warrant.
10.1	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
99.1	Jaguar Animal Health, Inc. Press Release dated November 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR ANIMAL HEALTH, INC.

By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer

Date: November 29, 2016